UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2023

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25821 Industrial Blvd., Suite 100
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 14, 2023, Tivic Health Systems, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with the investors named on the signature pages thereto (the “Purchasers”). The Purchase Agreement provided for the sale and issuance by the Company of up to an aggregate of 51,250,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $0.040 per Share (the “Offering”).

The Offering closed on July 19, 2023. The Shares issued in the Offering were offered pursuant to a prospectus supplement, filed with the Securities and Exchange Commission (the “Commission”) on July 17, 2023, to the Company’s effective shelf registration statement on Form S-3 (File No. 333-269494), which was initially filed with the Commission on February 1, 2023 and was declared effective on February 8, 2023.

The Company received gross proceeds from the Offering of approximately $2.1 million, before deducting Placement Agent fees and other estimated offering expenses payable by the Company. The net proceeds to the Company from the Offering, after deducting the Placement Agent’s fees and expenses and estimated offering expenses (excluding proceeds to the Company, if any, from the future exercise of the Placement Agent Warrants), were approximately $1.9 million. The Company intends to use the net proceeds from the Offering as working capital for general corporate purposes.

The Purchase Agreement contains customary conditions to closing, representations and warranties of the Company, and termination rights of the parties, as well as certain indemnification obligations of the Company and ongoing covenants for the Company.

Maxim Group LLC agreed to act as the placement agent (the “Placement Agent”), on a “reasonable best efforts” basis, in connection with the Offering. On July 14, 2023, the Company and Maxim entered into a Placement Agency Agreement (the “Placement Agency Agreement”), pursuant to which, as compensation for services rendered by the Placement Agent in connection with the Offering, the Company paid the Placement Agent an aggregate cash fee of 8.0% of the aggregate gross proceeds of the Offering (amounting to $164,000) at closing, as well as up to $90,000 for the reimbursement of certain of the Placement Agent’s expenses. Additionally, the Company issued to the Placement Agent, as part of the Placement Agent's compensation, warrants to purchase up to an aggregate of 2,050,000 shares of Common Stock (the “Placement Agent Warrants”), equal to 4.0% of the aggregate number of Shares placed in the Offering. The Placement Agent Warrants have a term of five years from the commencement of sales under the Offering, are exercisable commencing six months from closing, and have an exercise price of $0.048 per share of Common Stock (equal to 120% of the offering price per Share).

In addition, pursuant to the Placement Agency Agreement, the Company has agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of the Company’s (or its subsidiary’s) securities for a period of 30 days from the closing of the Offering, subject to certain exceptions. Additionally, in connection with the Offering, each of the officers and directors of the Company entered into lock-up agreements, pursuant to which they agreed not to sell or transfer any of the Company securities they hold, subject to certain exceptions, during the 30-day period following the closing of the Offering.

The foregoing summaries of the Purchase Agreement, Placement Agency Agreement and the Placement Agent Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached to this Current Report on Form 8-K (this “Current Report”) as Exhibits 10.1, 10.2 and 4.1, respectively, and are incorporated herein by reference.

A copy of the opinion of Procopio, Cory, Hargreaves & Savitch LLP, the Company’s counsel, regarding the validity of the Shares offered and sold pursuant to the Purchase Agreement and prospectus supplement is also filed herewith as Exhibit 5.1 and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report regarding the issuance of the Placement Agent Warrants is incorporated by reference into this Item 3.02. The Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01 Other Events.

On July 14, 2023, the Company issued a press release announcing the launch of the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report.

On July 17, 2023, the Company issued a press release announcing pricing of the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description

4.1	Placement Agent Warrant, dated July 19, 2023.
5.1	Opinion of Procopio, Cory, Hargreaves & Savitch LLP.
10.1	Form of Securities Purchase Agreement, dated July 14, 2023, by and between Tivic Health Systems, Inc. and the investors party thereto.
10.2	Placement Agency Agreement, dated July 14, 2023, by and between Tivic Health Systems, Inc. and Maxim Group LLC.
23.1	Consent of Procopio, Cory, Hargreaves & Savitch LLP (included in Exhibit 5.1).
99.1	Press Release of Tivic Health Systems, Inc., dated July 14, 2023.
99.2	Press Release of Tivic Health Systems, Inc., dated July 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	July 19, 2023	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer